EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                     CASE NUMBER
                                                00-27939-BKC-RBR
                                                -------------------------------
     New Commodore Cruise Lines Limited
                                                           --------------------
                                                 JUDGE     Raymond B. Ray
                                                           --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  5/1/2001      TO:  5/31/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2103                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  5/1/2001                    AND ENDING  5/31/2001
                           -----------------------                -------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $ 158,023.84  $ 502,034.56
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -             -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -     26,642.91
                                                     ------------  ------------
      D. Other Receipts (Attach List)                   11,108.86    599,706.16
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                    $  11,108.86    626,349.07
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $ 169,132.70 $1,128,383.63
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                              -      9,000.00
                                                     ------------  ------------
      B. Net Payroll                                    47,974.35    347,893.85
                                                     ------------  ------------
      C. Payroll Taxes Paid                             21,054.70    159,990.88
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -        150.00
                                                     ------------  ------------
      F. Rent                                            6,947.48     61,670.74
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                     6,194.00    169,949.47
                                                     ------------  ------------
      H. Telephone                                       9,057.52     40,559.28
                                                     ------------  ------------
      I. Utilities                                              -        943.68
                                                     ------------  ------------
      J. Travel & Entertainment                          4,250.80     16,857.60
                                                     ------------  ------------
      K. Vehicle Expenses                                       -         13.17
                                                     ------------  ------------
      L. Office Supplies                                   319.73      1,288.30
                                                     ------------  ------------
      M. Advertising                                            -        167.00
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -      7,010.21
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -        375.00
                                                     ------------  ------------
      S. Payments to secured Creditor                           -     46,456.80
                                                     ------------  ------------
      T. Other Operating Expenses                       10,423.65    203,147.18
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                            106,222.23  1,065,473.16
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                 $  62,910.47  $  62,910.47
                                                     ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th   day of June 2001.   /s/ Alan Pritzker
    -------                   ------------------------------

         New Commodore Cruise Limited
             Cash Receipts Detail
         For the Month of May 2001


RECEIPTS DETAIL

     2-May        148.72   Travel refund & hotel commission
     2-May      1,883.16   Comm Holdings reimb expense paid by NCCL
     3-May      1,275.34   Reimb wages for loaned employee
    11-May        674.56   Reimb wages for loaned employee
    11-May      6,666,67   Universe Explorer May mgmt fees
    22-May        460.41   Close Coronado Seas bank account
              -----------
             $ 11,108.86
              ===========

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                       May 2001 Disbursements

CHECK                                   CHECK       Fin
NUMBER   NAME                           AMOUNT      Rpt   PURPOSE
       Paychecks                       47,974.35    B    Net Payroll
       Internal Revenue Service        10,527.36    C    Federal Taxes
       Internal Revenue Service        10,527.34    C    Federal Taxes
185    BELLSOUTH                        4,399.64    H    Telephone
186    MCI WORLDCOM                       663.26    H    Telephone
187    MCI WORLDCOM                        84.43    H    Telephone
188    CDR PRESIDENTIAL L.L.C.          6,947.48    F    Rent
189    FEDERAL EXPRESS CORP.               24.04    T    Delivery Services
190    ALAN PRITZKER                    1,225.46    J    Travel Expense
191    Void Check
192    FRED MAYER                       1,900.83    J    Travel Expense
192    FRED MAYER                         441.26    H    Telephone
192    FRED MAYER                         315.00    T    Cobra
193    HERTZ CORPORATION                   39.14    J    Travel Expense
194    BELLSOUTH                        1,678.28    H    Telephone
195    EDOUARD PETITSON                    34.87    T    Reimburse expenses
196    IBM CORPORATION-SP4              6,194.00    G    Computer Lease
197    NEXTEL COMMUNICATIONS            1,790.65    H    Telephone
198    SEA HAWK NORTH AMERICA           5,000.00    T    Management Fee
199    ROBERT SHIM                         67.55    T    Reimburse expenses
200    Void Check
201    UPS UNITED PARCEL SVC               21.00    T    Delivery Services
202    CORPORATE EXPRESS                  319.73    L    Copy Toner
203    JULIA DE LEON                      156.63    T    Cobra
204    VIVIAN GAZZOLA                     156.63    T    Cobra
205    JOHN CASCIO                      1,085.37    J    Travel Expense
206    COPYSCAN, INC                    1,611.48    T    Bankruptcy copies
207    FEDERAL EXPRESS CORP.               47.06    T    Delivery Services
208    ZLATKO KOSOVIC                     473.15    T    Cobra
209    ROBERT SHIM                        324.02    T    Cobra
210    STANDGUARD                          32.81    T    Water Fountain
211    SYSTEM ONE COMPANY                 631.35    T    Airline System
212    ALAN PRITZKER                      692.67    T    Cobra
213    GWEN RICH                          508.33    T    Cobra
214    EDOUARD PETITSON                   156.63    T    Cobra
       Petty Cash Expenses                 90.93    T
       Service fees - Payroll account      79.50    T
                                      ----------
                                      106,222.23

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     5/1/2001               and ending   5/31/2001
                              --------------------              ---------------
-

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):
                                                 April
   Beginning of the Month Balance                  $   305,630.14
   PLUS: Adjustment of pre-petition receivables         (4,671.70)
   PLUS: Current Month New Billings                      2,690.78
   LESS: Payments received
   LESS: Write off uncollectible debt
                                                   --------------
   End of Month Balance                            $   303,649.22
                                                   ==============

------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total
      2,690.78                    11,241.57        13,222.74    27,155.09
------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     5/1/2001               and ending   5/31/2001
                               --------                         ---------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $16,195.35


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 19,298.01
PLUS: New Indebtedness Incurred This Month            $  5,723.78
LESS: Amount Paid on Prior Accounts Payable           $  8,826.44
                                                      -----------
Ending Month Balance                                  $ 16,195.35
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                            NEW COMMODORE CRUISE LINE
                         ACCOUNTS PAYABLE POST PETITION
                                 AS OF 05/31/01

DATE     DAYS OUT- VENDOR                                                                    INVOICE       INVOICE
INCURRED STANDING    #    VENDOR NAME                      DESCRIPTION                          #            AMT
03/01/01   91   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099        173.00
03/01/01   91   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099A       173.00
03/01/01   91   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099B       173.00
03/01/01   91   *000467   E.B. Ross, Jr., MD               Medical claims to be reimbursed   103100        175.00
03/01/01   91   *000468   St. Josephs Radiology            Medical claims to be reimbursed   100598        232.74
03/01/01   91   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   665858        620.25
03/01/01   91   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666060         63.75
03/01/01   91   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666262        714.75
03/01/01   91   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666565        117.75
03/01/01   91   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666666         63.75
03/01/01   91   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665555         19.00
03/01/01   91   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665656         19.00
03/01/01   91   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   666464         91.00
05/13/01   18   2089      Bell South                       May charges                      9672100.6   2,047.74
05/07/01   24   3095      CDR Residential                  Rent Credit                       477        (1,611.55)
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   665555          5.60
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   665656          5.60
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   665858         57.89
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   666060          5.95
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   666262         66.71
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   666464         15.40
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   666565         10.99
03/01/01   91   5108      Express Bill Review              Medical claims to be reimbursed   666666          5.95
05/15/01   16   6010      Federal Express Corp             Delivery Charges                  581866980     102.56
05/15/01   16   6010      Federal Express Corp             Delivery Charges                  581875600      27.56
05/22/01    9   6010      Federal Express Corp             Delivery Charges                  581901431      52.52
03/01/01   91   8090      Horr, Linfors & Skipp            Medical claims pymt for
                                                             Ralston Moodie                  12184       7,786.49
03/31/01   61   9043      Information Management           Service credit                    CRE00512     (125.00)
05/20/01   11   13160     MCI Worldcom-UUNET               UUNet link charges                106F2824      634.88
05/16/01   15   14037     MCI Worldcom                     Long Distance expense             9671156A    1,677.09
05/26/01    5   14052     Nextel Communications            Enchanted Isle May charges        52601         102.20
05/01/01   30   21009     U.S. Maritime Consultants        Claims consultant for Ralston
                                                             Moodie case                     98858       2,690.78
                                                                        ---------
                                                                        16,195.35
05/31/01                                                                                           =========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning         5/1/2001          and ending 5/31/2001
                              -------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93
                                                         ----------------

METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month           7,629,218.85
                                                         ----------------
                  LESS: Depreciation Expense                    63,951.99
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
                   LESS: Net Value of assets sold
                                                         ----------------
      Ending Monthly Balance                                 7,565,266.86
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        5/1/2001           and ending 5/31/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                             483.53
                                             -----------------
          Total of Deposit Made                      48,150.00
                                             -----------------
          Total Amount of Checks Written             47,974.35
                                             -----------------
          Service Charges                                79.50
                                             -----------------
          Closing Balance                               579.68
                                             -----------------


Number of First Check Written this Period                           235832
                                                                 ---------
Number of Last Check Written this Period                            235855
                                                                 ---------

Total Number of Checks Written this Period                              24
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------
                                CHECK REGISTER
                                --------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning                5/1/2001  and ending   5/31/2001
                                          --------              ---------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          ------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ---------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     ----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
5/11 & 5/25   235832-235855 see attached list  employees   Paychecks  47,974.35

                                                                Total 47,974.35

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------

Reporting Period beginning 5/1/01                     and ending  5/31/01
                           --------------------------            --------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         ------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              -----------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ---------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc

          Check
 Date     Number     Payee                   Purpose                    Amount
 ----     -------    -----                   -------                   --------
05/11/01  30235832   Mayer, Fred             4/28/01-5/11/01 Payroll   2,884.12
05/11/01  30235833   Pritzker, Alan          4/28/01-5/11/01 Payroll   4,975.94
05/11/01  30235834   Spinelli, Rodolfo       4/28/01-5/11/01 Payroll   3,145.25
05/11/01  30235835   Deleon, Julia           4/28/01-5/11/01 Payroll     609.60
05/11/01  30235836   Gazzola, Vivian         4/28/01-5/11/01 Payroll     847.83
05/11/01  30235837   Gilleland-Rich Gwendolyn4/28/01-5/11/01 Payroll   1,889.15
05/11/01  30235838   Gimenez, Severine       4/28/01-5/11/01 Payroll   1,056.27
05/11/01  30235839   Lewing, Maria           4/28/01-5/11/01 Payroll   2,876.74
05/11/01  30235840   Shim, Robert            4/28/01-5/11/01 Payroll   1,392.70
05/11/01  30235841   Alex, Mary              4/28/01-5/11/01 Payroll     953.78
05/11/01  30235842   Petitson, Eduard        4/28/01-5/11/01 Payroll   1,224.62
05/11/01  30235843   Zaltko, Kosovic         4/28/01-5/11/01 Payroll   2,131.19
05/25/01  30235844   Mayer, Fred             5/12/01-5/25/01 Payroll   2,884.11
05/25/01  30235845   Pritzker, Alan          5/12/01-5/25/01 Payroll   4,975.95
05/25/01  30235846   Spinelli, Rodolfo       5/12/01-5/25/01 Payroll   3,145.26
05/25/01  30235847   Deleon, Julia           5/12/01-5/25/01 Payroll     609.60
05/25/01  30235848   Gazzola, Vivian         5/12/01-5/25/01 Payroll     847.84
05/25/01  30235849   Gilleland-Rich Gwendolyn5/12/01-5/25/01 Payroll   1,889.14
05/25/01  30235850   Gimenez, Severine       5/12/01-5/25/01 Payroll   1,056.27
05/25/01  30235851   Lewing, Maria           5/12/01-5/25/01 Payroll   2,876.73
05/25/01  30235852   Shim, Robert            5/12/01-5/25/01 Payroll   1,392.69
05/25/01  30235853   Alex, Mary              5/12/01-5/25/01 Payroll     953.77
05/25/01  30235854   Petitson, Eduard        5/12/01-5/25/01 Payroll   1,224.62
05/25/01  30235855   Zaltko, Kosovic         5/12/01-5/25/01 Payroll   2,131.18

                                                      Total           47,974.35

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        5/1/2001       and ending     05/31/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:           375 400 1006
                          -----------------------------------------------------
PURPOSE OF ACCOUNT:       Tax Account
                          -----------------------------------------------------

    Beginning Balance                                      373.96
                                            ---------------------
    Total of Deposit Made                               21,150.00
                                            ---------------------
    Total Amount of Wires                               21,054.70
                                            ---------------------
    Total Amount of Checks Written                              -
                                            ---------------------
    Service Charges                                             -
                                            ---------------------
    Closing Balance                                        469.26
                                            ---------------------

Number of First Check Written this Period
                                                                   ----------
Number of Last Check Written this Period
                                                                   ----------
Total Number of Checks Written this Period
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable     Face Value          Purchase Price      Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        5/1/2001      and ending    5/31/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date    Check Number              Payee             Purpose        Amount
   ----    ------------              -----             -------        ------
05/11/01   Fed Ref: 003440  Internal Revenue Services  Federal Taxes  10,527.36
05/25/01   Fed Ref: 002323  Internal Revenue Services  Federal Taxes  10,527.34
                                                                      ---------
                                                                      21,054.70

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited
                -------
Reporting Period beginning        5/1/2001        and ending   5/31/2001
                          ----------------                   ------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          -----------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          -----------------------------------------------------

     Beginning Balance                             156,692.08
                                                 --------------
     Total of Deposit Made                          11,108.86
                                                 --------------
     Total Amount of Checks Written                106,322.75  Incl wires
                                                 --------------
     Service Charges
                                                 --------------
     Closing Balance                                61,478.19
                                                 --------------

Number of First Check Written this Period                        185
                                                            ----------
Number of Last Check Written this Period                         214
                                                            ----------

Total Number of Checks Written this Period                         28
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning        5/1/2001     and ending 5/31/2001
                           ---------------                ---------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------

                                Check Register See Attached           37,022.75
5/11/2001       Wire       Transfer to Payroll Account                24,100.00
5/11/2001       Wire       Transfer to Tax Account                    10,600.00
5/25/2001       Wire       Transfer to Payroll Account                24,050.00
5/25/2001       Wire       Transfer to Tax Account                    10,550.00

                           Total Disbursements                       106,322.75

                         New Commodore Cruise Line Limited
                         Debtor In Possession 00-27939
                         Operating Account Check Register

 CHECK    CHECK       VENDOR                                 CHECK
 NUMBER   DATE        NAME                                   AMOUNT

   185    5/01/2001   BELLSOUTH                                4,399.64
   186    5/01/2001   MCI WORLDCOM                               663.26
   187    5/01/2001   MCI WORLDCOM                                84.43
   188    5/02/2001   CDR PRESIDENTIAL L.L.C.                  6,947.48
   189    5/02/2001   FEDERAL EXPRESS CORP.                       24.04
   190    5/02/2001   ALAN PRITZKER                            1,225.46
   191                Void Check
   192    5/09/2001   FRED MAYER                               2,657.09
   193    5/15/2001   HERTZ CORPORATION                           39.14
   194    5/15/2001   BELLSOUTH                                1,678.28
   195    5/15/2001   EDOUARD PETITSON                            34.87
   196    5/15/2001   IBM CORPORATION-SP4                      6,194.00
   197    5/15/2001   NEXTEL COMMUNICATIONS                    1,790.65
   198    5/15/2001   SEE HAWK NORTH AMERICA                   5,000.00
   199    5/15/2001   ROBERT SHIM                                 67.55
   200                Void Check
   201    5/15/2001   UPS UNITED PARCEL SVC                       21.00
   202    5/15/2001   CORPORATE EXPRESS                          319.73
   203    5/23/2001   JULIA DE LEON                              156.63
   204    5/23/2001   VIVIAN GAZZOLA                             156.63
   205    5/23/2001   JOHN CASCIO                              1,085.37
   206    5/23/2001   COPYSCAN, INC                            1,611.48
   207    5/23/2001   FEDERAL EXPRESS CORP.                       47.06
   208    5/23/2001   ZLATKO KOSOVIC                             473.15
   209    5/23/2001   ROBERT SHIM                                324.02
   210    5/23/2001   STANDGUARD                                  32.81
   211    5/23/2001   SYSTEM ONE COMPANY                         631.35
   212    5/23/2001   ALAN PRITZKER                              692.67
   213    5/23/2001   GWEN RICH                                  508.33
   214    5/24/2001   EDOUARD PETITSON                           156.63
                                                           ------------
                                                              37,022.75
                                                           ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 --------------------
                Limited
                -------
Reporting Period beginning        5/1/2001      and ending 5/31/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.


NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             -----------------------
ACCOUNT NAME:   N/A
                ---------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office Expense Outlays
                           ----------------------------------------------------

          Beginning Balance                          474.27
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                      90.93
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            383.34
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


-------------------------------------------------------------------------------
POSTMASTER                                 Postage/Certified Mail $    9.32
COPYLITE                                   Toner for copy machine $   53.00
OFFICE DEPOT                               Postal Scale           $   28.61
                                                                 -----------
Total Disbursements                                               $   90.93
                                                                 ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning       5/1/2001      and ending   5/31/2001
                          ---------------                ---------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

 05/11/01                       FICA & Fed Witholding Taxes     10,527.36
 05/25/01                       FICA & Fed Witholding Taxes     10,527.34

                                                                21,054.70

-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation.  Date last tax return filed 30-Apr-01  Period   1st Quarter 2001
                                         ----------           -----------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------

IRS                 July 31 2001   Federal Unemployment Tax             35.82
State of Florida    July 31 2001   Florida State Unemployment Tax      241.82

                                                                   -----------
Total Taxes Due                                                        277.64
                                                                   ===========

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          5/1/01    and ending            5/31/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    5,768.24
Alan Pritzker                 Chief Financial Officer        $    9,951.88
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    6,290.50

-------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               12
                                                 -----------    -----------
Number hired during the period
                                                 -----------    -----------
Number transferred from part time to full time
                                                 -----------    -----------
Number terminated or resigned during period
                                                 -----------    -----------
Number of employees on payroll at end of period          12              0
                                                 -----------    -----------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------














We anticipate filing a Plan of Reorganization and Disclosure Statement on or Before June 22, 2001.
      -------------------